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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, DC 20549

                               ---------------

                                  FORM 8-K


                          CURRENT REPORT PURSUANT TO
                          SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported): September 12, 2000



                    Park Place Entertainment Corporation
                    ------------------------------------
                        (Exact Name of Registrant as
                            Specified in Charter)



          Delaware                 0-14573              88-0400631
      ----------------          -----------          --------------
      (State or Other           (Commission            (IRS Employer
      Jurisdiction of               File              Identification
       Incorporation)              Number)                 No.)



                           3930 Howard Hughes Parkway
                            Las Vegas, Nevada 89109
                           --------------------------
                             (Address of Principal
                               Executive Offices)



                              (702) 699-5000
                        ----------------------------
                          (Registrant's telephone
                        number, including area code)

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ITEM 5.   OTHER EVENTS.

       (a) The Registrant has entered into a Purchase Agreement with Deutsche Bank Securities Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, BNY Capital Markets, Inc. Commerzbank Capital Markets Corp., First Union Securities, Inc., Scotia Capital (USA) Inc., S.G. Cowen Securities Corporation, Fleet Securities, Inc., Bear, Stearns & Co. Inc. and Wasserstein Perella Securities, Inc., attached hereto as Exhibit 1.01.

            The terms of the Registrant's $400,000,000 aggregate principal amount 8.875% Senior Subordinated Notes due 2008 have been established as set forth in the Officers' Certificate, attached hereto as Exhibit 99.01. The Prospectus Supplement dated September 12, 2000 with respect to such notes is attached hereto as Exhibit 99.02.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          7(c)  EXHIBITS

                1.01   Purchase Agreement.

                99.01  Officers' Certificate.

                99.02  Prospectus Supplement.


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            Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PARK PLACE ENTERTAINMENT CORPORATION



                                    By:   /s/ Scott A. LaPorta
                                        -------------------------------
                                        Name:   Scott A. LaPorta
Dated:  September 18, 2000              Title:  Executive Vice President and
                                                Chief Financial Officer


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